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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 22, 2001
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                           Heartland Technology, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

         1-11956                                     36-1487580
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 (Commission File Number)             (I.R.S. Employer Identification No.)

330 N. Jefferson Court, Chicago, Illinois                60661
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (312) 575-0400
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Item 5.   Other Events.

Press Release

See the Press Release attached hereto and filed as Exhibit 99.1 which was issued by the Registrant on January 23, 2002.



ITEM 7 - FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits    The following exhibit is filed herewith:

 Exhibit No.      Description
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    99.1          Press release issued by the Registrant on January 23, 2002






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTLAND TECHNOLOGY, INC.

Date:   January 23, 2002                  By:   /s/ Richard P. Brandstatter
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                                           Richard P. Brandstatter
                                           Vice President - Finance,
                                           Secretary and Treasurer



 EXHIBIT INDEX

Exhibit No.       Description
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    99.1          Press release issued by the Registrant on January 23, 2002




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